CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY	12 Months Ended
Dec. 31, 2021
Disclosure of accounting judgements and estimates [Abstract]
CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY
NOTE 3: CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY
The preparation of the Group’s financial statements in accordance with IFRS requires management to make judgements, estimates and assumptions in applying the accounting policies that affect the reported amounts of assets, liabilities, income and expenses. Due to the inherent uncertainty in making estimates, actual results reported in future periods may be based upon amounts which differ from those estimates. Estimates, judgements and assumptions are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. In preparing the financial statements, the Group has considered the impact of climate-related risks on its financial position and performance. While the effects of climate change represent a source of uncertainty, the Group does not consider there to be a material impact on its judgements and estimates from the physical, transition and other climate-related risks in the short to medium term.
The significant judgements, apart from those involving estimation, made by management in applying the Group’s accounting policies in these financial statements (key judgements) and the key sources of estimation uncertainty that may have a significant risk of causing a material adjustment to the carrying amount of assets and liabilities within the next financial year (key estimates), which together are considered critical to the Group’s results and financial position, are as follows:
Allowance for expected credit losses

Key judgements:	Determining an appropriate definition of default against which a probability of default, exposure at default and loss given default parameter can be evaluated
The appropriate lifetime of an exposure to credit risk for the assessment of lifetime losses, notably on revolving products
Establishing the criteria for a significant increase in credit risk (SICR)
The use of management judgement alongside impairment modelling processes to adjust inputs, parameters and outputs to reflect risks not captured by models
Key estimates:
Base case and multiple economic scenarios (MES) assumptions, including the rate of unemployment and the rate of change of house prices, required for creation of MES scenarios and forward-looking credit parameters

These judgements and estimates are subject to significant uncertainty.
The Group recognises an allowance for expected credit losses (ECLs) for loans and advances to customers and banks, other financial assets held at amortised cost, financial assets (other than equity investments) measured at fair value through other comprehensive income and certain loan commitment and financial guarantee contracts. At 31 December 2021, the Group’s expected credit loss allowance was £4,000 million (2020: £6,132 million), of which £3,806 million (2020: £5,706 million) was in respect of drawn balances; and the Bank’s expected credit loss allowance was £1,311 million (2020: £2,558 million), of which £1,197 million (2020: £2,313 million) was in respect of drawn balances.
The calculation of the Group’s expected credit loss allowances and provisions against loan commitments and guarantees under IFRS 9 requires the Group to make a number of judgements, assumptions and estimates. The most significant are set out below.
Definition of default
The probability of default (PD) of an exposure, both over a 12-month period and over its lifetime, is a key input to the measurement of the ECL allowance. Default has occurred when there is evidence that the customer is experiencing significant financial difficulty which is likely to affect the ability to repay amounts due. The definition of default adopted by the Group is described in note 2(H) Impairment of financial assets. The Group has rebutted the presumption in IFRS 9 that default occurs no later than when a payment is 90 days past due for UK mortgages. As a result, at 31 December 2021, £0.5 billion of UK mortgages (2020: £0.6 billion) were classified as Stage 2 rather than Stage 3; the impact on the Group’s ECL allowance was not material.
Lifetime of an exposure
A range of approaches, segmented by product type, has been adopted by the Group to estimate a product’s expected life. These include using the full contractual life and taking into account behavioural factors such as early repayments, extensions and refinancing. For non-revolving retail assets, the Group has assumed the expected life for each product to be the time taken for all significant losses to be observed. For retail revolving products, the Group has considered the losses beyond the contractual term over which the Group is exposed to credit risk. For commercial overdraft facilities, the average behavioural life has been used. Changes to the assumed expected lives of the Group’s assets could impact the ECL allowance recognised by the Group. The assessment of SICR and corresponding lifetime loss, and the PD, of a financial asset designated as Stage 2, or Stage 3, is dependent on its expected life.
Significant increase in credit risk
Performing assets are classified as either Stage 1 or Stage 2. An ECL allowance equivalent to 12 months' expected losses is established against assets in Stage 1; assets classified as Stage 2 carry an ECL allowance equivalent to lifetime expected losses. Assets are transferred from Stage 1 to Stage 2 when there has been a significant increase in credit risk since initial recognition. Credit-impaired assets are transferred to Stage 3 with a lifetime expected losses allowance. The Group uses both quantitative and qualitative indicators to determine whether there has been a SICR for an asset. For Retail, the following tables set out the retail master scale (RMS) grade triggers which result in a SICR for financial assets and the PD boundaries for each RMS grade. Loans and overdrafts SICR triggers have been refined in 2021 following a review of sensitivity to changes in economic assumptions, aligning to Credit cards (refined in 2020). The impact of this has been approximately £0.3 billion of additional assets being classified as Stage 2 at 31 December 2021, with a corresponding increase in the ECL of £15 million resulting from the transfer to a lifetime expected loss.

SICR triggers for key Retail portfolios
Origination grade	1	2	3	4	5	6	7
Mortgages SICR grade	5	5	6	7	8	9	10
Credit cards, loans and overdrafts SICR grade	4	5	6	7	8	9	10

RMS grade	1	2	3	4	5	6	7	8	9	10	11	12	13	14
PD boundary %[1]	0.10	0.40	0.80	1.20	2.50	4.50	7.50	10.00	14.00	20.00	30.00	45.00	99.99	100.00
1Probability-weighted annualised lifetime probability of default.
For Commercial a doubling of PD with a minimum increase in PD of 1 per cent and a resulting change in the underlying grade is treated as a SICR.
The Group uses the internal credit risk classification and watchlist as qualitative indicators to identify a SICR. The Group does not use the low credit risk exemption in its staging assessments. The use of a payment holiday in and of itself has not been judged to indicate a significant increase in credit risk, nor forbearance, with the underlying long-term credit risk deemed to be driven by economic conditions and captured through the use of forward-looking models. These portfolio level models are capturing the anticipated volume of increased defaults and therefore an appropriate assessment of staging and expected credit loss.
All financial assets are assumed to have suffered a SICR if they are more than 30 days past due; credit cards, loans and overdrafts financial assets are also assumed to have suffered a SICR if they are in arrears on three or more separate occasions in a rolling 12-month period. Financial assets are classified as credit-impaired if they are 90 days past due, except for UK mortgages where a 180 days backstop is used.
A Stage 3 asset that is no longer credit-impaired is transferred back to Stage 2 as no cure period is applied to Stage 3. If an exposure that is classified as Stage 2 no longer meets the SICR criteria, which in some cases capture customer behaviour in previous periods, it is moved back to Stage 1.
The setting of precise trigger points combined with risk indicators requires judgement. The use of different trigger points may have a material impact upon the size of the ECL allowance. The Group monitors the effectiveness of SICR criteria on an ongoing basis.
Generation of multiple economic scenarios
The estimate of expected credit losses is required to be based on an unbiased expectation of future economic scenarios. The approach used to generate the range of future economic scenarios depends on the methodology and judgements adopted. The Group’s approach is to start from a defined base case scenario, used for planning purposes, and to generate alternative economic scenarios around this base case. The base case scenario is a conditional forecast underpinned by a number of conditioning assumptions that reflect the Group’s best view of key future developments. If circumstances appear likely to materially deviate from the conditioning assumptions, then the base case scenario is updated.
The base case scenario is central to a range of future economic scenarios generated by simulation of an economic model, for which the same conditioning assumptions apply as in the base case scenario. These scenarios are ranked by using estimated relationships with industry-wide historical loss data. With the base case already pre-defined, three other scenarios are identified as averages of constituent scenarios located around the 15th, 75th and 95th percentiles of the distribution. The full distribution is therefore summarised by a practical number of scenarios to run through ECL models representing an upside, the base case, and a downside scenario weighted at 30 per cent each, together with a severe downside scenario weighted at 10 per cent. The scenario weights represent the distribution of economic scenarios and not subjective views on likelihood. The inclusion of a severe downside scenario with a smaller weighting ensures that the non-linearity of losses in the tail of the distribution is adequately captured. The Group does not apply any reversion techniques within scenario generation, noting that data after the five-year forecast period shown has a relatively immaterial effect on the ECL provision.
A forum under the chairmanship of the Chief Economist meets at least quarterly to review and, if appropriate, recommend changes to the method by which economic scenarios are generated, for approval by the Chief Financial Officer and Chief Risk Officer. While no material changes were made to the model in 2021, the forum identified the need to consider an alternative approach to address interest rate risks not captured within the downside scenarios. The forum recommended that a non-modelled severe downside scenario was evaluated for potential incremental losses. This resulted in a management adjustment for UK mortgages which exhibited a sufficient uplift in ECL in a high rate scenario.
Base case and MES economic assumptions
The Group’s base case economic scenario has been revised in light of the continuing impact of the coronavirus pandemic, intensifying global inflation pressures, and a shift towards a more restrictive stance of monetary policy by central banks. The Group’s updated base case scenario built in three key conditioning assumptions. First, the current wave of coronavirus infections does not lead to a re-imposition of lockdown restrictions in the UK, although greater household caution is expected amid increased hospitalisation rates. Second, the rise in wholesale energy prices is passed on to consumers through a 50 per cent increase in retail energy prices in April 2022. Third, inflation expectations rise in response to increasing headline inflation but subsequently revert to levels consistent with the Bank of England’s 2 per cent inflation target.
Based on these assumptions and incorporating the improved economic data in the fourth quarter, the Group’s base case outlook is for a modest rise in the unemployment rate alongside a deceleration in residential and commercial property price growth, as the UK Bank Rate is raised in response to increasing inflationary pressures. Risks around this base case economic view lie in both directions and are partly captured by the generation of alternative economic scenarios described above. Uncertainties relating to key epidemiological developments, notably the possibility that a vaccine-resistant strain could emerge, are not specifically captured by these scenarios. These specific risks are recognised outside of the modelled scenarios with a central adjustment.
The Group has accommodated the latest available information at the reporting date in defining its base case scenario and generating alternative economic scenarios. The scenarios include forecasts for key variables in the fourth quarter of 2021, for which actuals may have since emerged prior to publication.
Scenarios by year
Key annual assumptions made by the Group are shown below. Gross domestic product is presented as an annual change, house price growth and commercial real estate price growth are presented as the growth in the respective indices within the period. UK Bank Rate and unemployment rate are averages for the period.
The key UK economic assumptions made by the Group averaged over a five-year period are also shown below. The five-year period reflects movements within the current reporting year such that 31 December 2021 reflects the five years 2021 to 2025. The prior year comparative data has been re-presented to align to the equivalent period, 2020 to 2024. The inclusion of the reporting year within the five-year period reflects the need to predict variables which remain unpublished at the reporting date, and recognises that credit models utilise both level and annual change in calculating ECL. The use of calendar years also maintains a comparability between tables disclosed.

	2021	2022	2023	2024	2025	2021-2025 average
At 31 December 2021%		%	%	%	%	%
Upside
Gross domestic product	7.1	4.0	1.4	1.3	1.4	3.0
UK Bank Rate	0.14	1.44	1.74	1.82	2.03	1.43
Unemployment rate	4.4	3.3	3.4	3.5	3.7	3.7
House price growth	10.1	2.6	4.9	4.7	3.6	5.1
Commercial real estate price growth	12.4	5.8	0.7	1.0	(0.6)	3.7
Base case
Gross domestic product	7.1	3.7	1.5	1.3	1.3	2.9
UK Bank Rate	0.14	0.81	1.00	1.06	1.25	0.85
Unemployment rate	4.5	4.3	4.4	4.4	4.5	4.4
House price growth	9.8	0.0	0.0	0.5	0.7	2.1
Commercial real estate price growth	10.2	(2.2)	(1.9)	0.1	0.6	1.2
Downside
Gross domestic product	7.1	3.4	1.3	1.1	1.2	2.8
UK Bank Rate	0.14	0.45	0.52	0.55	0.69	0.47
Unemployment rate	4.7	5.6	5.9	5.8	5.7	5.6
House price growth	9.2	(4.9)	(7.8)	(6.6)	(4.7)	(3.1)
Commercial real estate price growth	8.6	(10.1)	(7.0)	(3.4)	(0.3)	(2.6)
Severe downside
Gross domestic product	6.8	0.9	0.4	1.0	1.4	2.1
UK Bank Rate	0.14	0.04	0.06	0.08	0.09	0.08
Unemployment rate	4.9	7.7	8.5	8.1	7.6	7.3
House price growth	9.1	(7.3)	(13.9)	(12.5)	(8.4)	(6.9)
Commercial real estate price growth	5.8	(19.6)	(12.1)	(5.3)	(0.5)	(6.8)
Probability-weighted
Gross domestic product	7.0	3.4	1.3	1.2	1.3	2.8
UK Bank Rate	0.14	0.82	0.99	1.04	1.20	0.83
Unemployment rate	4.6	4.7	5.0	5.0	4.9	4.8
House price growth	9.6	(1.4)	(2.3)	(1.7)	(1.0)	0.6
Commercial real estate price growth	9.9	(3.9)	(3.7)	(1.2)	(0.1)	0.1

Base case scenario by quarter[1]	First quarter 2021	Second quarter 2021	Third quarter 2021	Fourth quarter 2021	First quarter 2022	Second quarter 2022	Third quarter 2022	Fourth quarter 2022
At 31 December 2021%		%	%	%	%	%	%	%
Gross domestic product	(1.3)	5.4	1.1	0.4	0.1	1.5	0.5	0.3
UK Bank Rate	0.10	0.10	0.10	0.25	0.50	0.75	1.00	1.00
Unemployment rate	4.9	4.7	4.3	4.3	4.4	4.3	4.3	4.3
House price growth	6.5	8.7	7.4	9.8	8.4	6.1	3.2	(0.0)
Commercial real estate price growth	(2.9)	3.4	7.5	10.2	8.4	5.2	0.9	(2.2)
1Gross domestic product presented quarter-on-quarter, house price growth and commercial real estate growth presented year-on-year – i.e. from the equivalent quarter the previous year. UK Bank Rate and unemployment rate are presented as at end of quarter.

	2020	2021	2022	2023	2024	2020-2024 average
At 31 December 2020%		%	%	%	%	%
Upside
Gross domestic product	(10.5)	3.7	5.7	1.7	1.5	0.3
UK Bank Rate	0.10	1.14	1.27	1.20	1.21	0.98
Unemployment rate	4.3	5.4	5.4	5.0	4.5	5.0
House price growth	6.3	(1.4)	5.2	6.0	5.0	4.2
Commercial real estate price growth	(4.6)	9.3	3.9	2.1	0.3	2.1
Base case
Gross domestic product	(10.5)	3.0	6.0	1.7	1.4	0.1
UK Bank Rate	0.10	0.10	0.10	0.21	0.25	0.15
Unemployment rate	4.5	6.8	6.8	6.1	5.5	5.9
House price growth	5.9	(3.8)	0.5	1.5	1.5	1.1
Commercial real estate price growth	(7.0)	(1.7)	1.6	1.1	0.6	(1.1)
Downside
Gross domestic product	(10.6)	1.7	5.1	1.4	1.4	(0.4)
UK Bank Rate	0.10	0.06	0.02	0.02	0.03	0.05
Unemployment rate	4.6	7.9	8.4	7.8	7.0	7.1
House price growth	5.6	(8.4)	(6.5)	(4.7)	(3.0)	(3.5)
Commercial real estate price growth	(8.7)	(10.6)	(3.2)	(0.8)	(0.8)	(4.9)
Severe downside
Gross domestic product	(10.8)	0.3	4.8	1.3	1.2	(0.8)
UK Bank Rate	0.10	0.00	0.00	0.01	0.01	0.02
Unemployment rate	4.8	9.9	10.7	9.8	8.7	8.8
House price growth	5.3	(11.1)	(12.5)	(10.7)	(7.6)	(7.5)
Commercial real estate price growth	(11.0)	(21.4)	(9.8)	(3.9)	(0.8)	(9.7)
Probability-weighted
Gross domestic product	(10.6)	2.6	5.5	1.6	1.4	(0.1)
UK Bank Rate	0.10	0.39	0.42	0.43	0.45	0.36
Unemployment rate	4.5	7.0	7.3	6.7	6.0	6.3
House price growth	5.9	(5.2)	(1.5)	(0.2)	0.3	(0.2)
Commercial real estate price growth	(7.2)	(3.0)	(0.3)	0.3	(0.1)	(2.1)

Base case scenario by quarter[1]	First quarter 2020	Second quarter 2020	Third quarter 2020	Fourth quarter 2020	First quarter 2021	Second quarter 2021	Third quarter 2021	Fourth quarter 2021
At 31 December 2020%		%	%	%	%	%	%	%
Gross domestic product	(3.0)	(18.8)	16.0	(1.9)	(3.8)	5.6	3.6	1.5
UK Bank Rate	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Unemployment rate	4.0	4.1	4.8	5.0	5.2	6.5	8.0	7.5
House price growth	2.8	2.6	7.2	5.9	5.5	4.7	(1.6)	(3.8)
Commercial real estate price growth	(5.0)	(7.8)	(7.8)	(7.0)	(6.1)	(2.9)	(2.2)	(1.7)
1Gross domestic product presented quarter-on-quarter, house price growth and commercial real estate growth presented year-on-year – i.e. from the equivalent quarter the previous year. UK Bank Rate and unemployment rate are presented as at end of quarter.
Economic assumptions – start to peak[1]

	At 31 December 2021				At 31 December 2020
	Upside	Base case	Downside	Severe downside	Upside	Base case	Downside	Severe downside
	%	%	%	%	%	%	%	%
Gross domestic product	12.6	12.3	11.4	7.6	1.4	0.8	(1.7)	(3.0)
UK Bank Rate	2.04	1.25	0.71	0.25	1.44	0.25	0.10	0.10
Unemployment rate	4.9	4.9	6.0	8.5	6.5	8.0	9.3	11.5
House price growth	28.5	11.0	9.2	9.1	22.6	5.9	5.6	5.3
Commercial real estate price growth	20.9	10.2	8.6	6.9	11.0	(2.7)	(2.7)	(2.7)
1Reflects five year period from 2021 to 2025.
Economic assumptions – start to trough[1]

	At 31 December 2021				At 31 December 2020
	Upside	Base case	Downside	Severe downside	Upside	Base case	Downside	Severe downside
	%	%	%	%	%	%	%	%
Gross domestic product	(1.3)	(1.3)	(1.3)	(1.3)	(21.2)	(21.2)	(21.2)	(21.2)
UK Bank Rate	0.10	0.10	0.10	0.02	0.10	0.10	0.01	0.00
Unemployment rate	3.2	4.3	4.3	4.3	4.0	4.0	4.0	4.0
House price growth	1.2	1.2	(14.8)	(30.2)	(0.5)	(0.5)	(16.4)	(32.4)
Commercial real estate price growth	0.8	0.8	(12.8)	(30.0)	(6.9)	(9.0)	(22.2)	(39.9)
1Reflects five year period from 2021 to 2025.
ECL sensitivity to economic assumptions
The table below shows the Group’s ECL for the upside, base case, downside and severe downside scenarios. The stage allocation for an asset is based on the overall scenario probability-weighted PD and, hence, the staging of assets is constant across all the scenarios. In each economic scenario the ECL for individual assessments and post-model adjustments is constant reflecting the basis on which they are evaluated. Judgements applied through changes to inputs are reflected in the scenario sensitivities. The probability-weighted view shows the extent to which a higher ECL allowance has been recognised to take account of multiple economic scenarios relative to the base case; the uplift being £221 million compared to £495 million at 31 December 2020, noting that if the impact of MES staging was also included, as shown in the table below, this would increase to £228 million compared to £536 million at 31 December 2020.

	At 31 December 2021					At 31 December 2020
	Probability- weighted	Upside	Base case	Downside	Severe downside	Probability- weighted	Upside	Base case	Downside	Severe downside
	£m	£m	£m	£m	£m	£m	£m	£m	£m	£m
UK mortgages	837	637	723	967	1,386	1,027	614	803	1,237	2,306
Retail excluding UK mortgages	1,429	1,286	1,392	1,516	1,706	2,368	2,181	2,310	2,487	2,745
Commercial Banking	1,316	1,182	1,246	1,384	1,728	2,315	1,853	2,102	2,575	3,554
Other	418	416	418	419	421	422	420	422	422	428
ECL allowance	4,000	3,521	3,779	4,286	5,241	6,132	5,068	5,637	6,721	9,033
The table below shows the Group’s ECL for the upside, base case, downside and severe downside scenarios, with staging of assets based on each specific scenario probability of default. ECL applied through individual assessments and post-model adjustments is reported flat against each economic scenario, reflecting the basis on which they are evaluated. Judgements applied through changes to inputs are reflected in the scenario sensitivities. A probability-weighted scenario is not shown as this does not reflect the basis on which ECL is reported.

	At 31 December 2021				At 31 December 2020
	Upside	Base case	Downside	Severe downside	Upside	Base case	Downside	Severe downside
	£m	£m	£m	£m	£m	£m	£m	£m
UK mortgages	636	722	973	1,448	602	797	1,269	2,578
Retail excluding UK mortgages	1,270	1,388	1,535	1,767	2,154	2,299	2,509	2,819
Commercial Banking	1,180	1,244	1,397	1,976	1,842	2,079	2,629	3,985
Other	416	418	419	422	420	421	422	429
ECL allowance	3,502	3,772	4,324	5,613	5,018	5,596	6,829	9,811
The impact of changes in the UK unemployment rate and House Price Index (HPI) have also been assessed. Although such changes would not be observed in isolation, as economic indicators tend to be correlated in a coherent scenario, this gives insight into the sensitivity of the Group’s ECL to gradual changes in these two critical economic factors. The assessment has been made against the base case with the reported staging unchanged.
The table below shows the impact on the Group’s ECL resulting from a 1 percentage point (pp) increase or decrease in the UK unemployment rate. The increase or decrease is presented based on the adjustment phased evenly over the first 10 quarters of the base case scenario. An immediate increase or decrease would drive a more material ECL impact as it would be fully reflected in both 12-month and lifetime PDs.

	At 31 December 2021		At 31 December 2020
	1pp increase in unemployment	1pp decrease in unemployment	1pp increase in unemployment	1pp decrease in unemployment
	£m	£m	£m	£m
UK mortgages	23	(18)	25	(23)
Retail excluding UK mortgages	34	(34)	54	(54)
Commercial Banking	49	(42)	123	(110)
Other	1	(1)	1	(1)
ECL impact	107	(95)	203	(188)
The table below shows the impact on the Group’s ECL in respect of UK mortgages of an increase or decrease in loss given default for a 10 percentage point (pp) increase or decrease in the UK House Price Index (HPI). The increase or decrease is presented based on the adjustment phased evenly over the first 10 quarters of the base case scenario.

	At 31 December 2021		At 31 December 2020
	10pp increase in HPI	10pp decrease in HPI	10pp increase in HPI	10pp decrease in HPI
ECL impact, £m	(112)	162	(206)	284
Individual assessments
Stage 3 ECL in Commercial Banking is largely assessed on an individual basis using bespoke assessment of loss for each specific client. These assessments are carried out by the Business Support Unit based on detailed reviews and expected recovery strategies. While these assessments are based on the Group’s latest economic view, the use of Group-wide multiple economic scenarios and weightings is not considered appropriate for these cases due to their individual characteristics. In place of this, a range of case-specific outcomes are considered with any alternative better or worse outcomes that carry a 25 per cent likelihood taken into account in establishing a probability-weighted ECL. At 31 December 2021, individually assessed provisions for Commercial Banking were £905 million (2020: £1,215 million) which reflected a range of £741 million to £1,023 million (2020: £977 million to £1,536 million), based on the range of alternative outcomes considered.
Application of judgement in adjustments to modelled ECL
Impairment models fall within the Group’s model risk framework with model monitoring, periodic validation and back testing performed on model components (i.e. probability of default, exposure at default and loss given default). Limitations in the Group’s impairment models or data inputs may be identified through the ongoing assessment and validation of the output of the models. In these circumstances, management make appropriate adjustments to the Group’s allowance for impairment losses to ensure that the overall provision adequately reflects all material risks. These adjustments are determined by considering the particular attributes of exposures which have not been adequately captured by the impairment models and range from changes to model inputs and parameters, at account level, through to more qualitative post-model adjustments.
Judgements are not typically assessed under each distinct economic scenario used to generate ECL, but instead are applied on the basis of final modelled ECL which reflects the probability-weighted view of all scenarios. All adjustments are reviewed quarterly and are subject to internal review and challenge, including by the Audit Committee, to ensure that amounts are appropriately calculated and that there are specific release criteria identified.
The coronavirus pandemic and the various support measures that have been put in place have resulted in an economic environment which differs significantly from the historical economic conditions upon which the impairment models have been built. As a result there has been a greater need for management judgements to be applied alongside the use of models. At 31 December 2021 management judgement resulted in additional ECL allowances totalling £1,278 million (2020: £1,333 million). This comprises judgements added due to COVID-19 and other judgements not directly linked to COVID-19 but which have increased in size during the pandemic. The table below analyses total ECL allowance by portfolio, separately identifying the amounts that have been modelled, those that have been individually assessed and those arising through the application of management judgement.

	Modelled ECL	Individually assessed	Judgements due to COVID-19[1]	Other judgements	Total ECL
	£m	£m	£m	£m	£m
At 31 December 2021
UK mortgages	292	—	67	478	837
Credit cards	436	—	94	(9)	521
Other Retail	801	—	57	50	908
Commercial Banking	270	905	155	(14)	1,316
Other	18	—	400	—	418
Total	1,817	905	773	505	4,000
At 31 December 2020
UK mortgages	481	—	36	510	1,027
Credit cards	851	—	128	(56)	923
Other Retail	1,209	—	193	43	1,445
Commercial Banking	1,021	1,215	81	(2)	2,315
Other	22	—	400	—	422
Total	3,584	1,215	838	495	6,132
1Judgements introduced to address the impact that COVID-19 and resulting interventions have had on the Group’s economic outlook and observed loss experience, which have required additional model limitations to be addressed.
Judgements due to COVID-19
UK mortgages: £67 million (2020: £36 million)
These adjustments principally comprise:
Increase in time to repossession: £52 million (2020: £36 million)
This reflects an adjustment made to allow for an increase in the time assumed between default and repossession as a result of the Group temporarily suspending the repossession of properties to support customers during the pandemic.
Credit cards: £94 million (2020: £128 million) and Other Retail: £57 million (2020: £193 million)
These adjustments principally comprise:
Recognition of impact of support measures: Credit cards: £94 million (2020: £100 million) Other Retail: £40 million (2020: £118 million)
Government support and subdued levels of consumer spending are judged to have contributed to the reduced flow of accounts into default and to improved average credit scores across portfolios. Management believes that the resulting position does not fully reflect the underlying credit risk in the portfolios although there is no longer an expectation that the reduced level of defaults experienced in 2020 was temporary. Adjustments continue to be made to increase expected future rates of default and predicted exposures at default relative to modelled ECL.
Commercial Banking: £155 million (2020: £81 million)
These adjustments principally comprise:
Adjustment to economic variables used as inputs to models: £88 million (2020: £91 million)
Observed reductions in the rate of UK corporate insolvencies, used as an input to commercial default models, continue to be substituted with an increase proportionate to that seen in unemployment to generate a level of predicted defaults. As anticipated, the rate of recoveries has returned to pre-pandemic levels towards the end of 2021 and, with model outputs based on 12 months observed insolvency data, management believe the historically low levels of insolvencies seen during early 2021 do not reflect the underlying credit risk.
Specific sector risks: £80 million (2020: £nil)
At 31 December 2020 modelled ECL incorporated an economic outlook containing a material reduction in corporate profits. This is no longer assumed, which generates a reduction in modelled ECL and therefore leaves potential risk on specific sectors. An updated assessment of risks including COVID-driven restrictions, inflation and interest rate pressures has been undertaken which continues to suggest that a number of specific industries remain more exposed. Judgement has therefore been raised in place of this to ensure a more targeted stress on likelihood and severity of loss in sectors which are considered to face an elevated risk incorporating any impact on SICR through the increased likelihood of loss.
Other: £400 million (2020: £400 million)

COVID risk to base case conditioning assumptions: £400 million (2020: £400 million)
An important element of the methodology used to calculate the Group’s ECL allowance is the determination of a base case economic scenario, predicated on certain conditioning assumptions, which is then used to derive alternative economic scenarios using stochastic shocks. While the base case outlook has improved throughout the year, unexpected and adverse COVID-19 mutations may partially invalidate the base case conditioning assumptions and therefore the potential range of losses considered. The base case represents the Groups most likely view, however management believes that in the context of the pandemic, the possibility that the conditioning assumptions are invalidated is firmly to the downside. In particular, the possibility that a future virus mutation has vaccine resistance leading to serious social and economic disruption. Such a possibility lies outside of the Group’s current methodology because it would invalidate one of the key assumptions behind the base case forecast. The likelihood and impact of a vaccine resistant mutation is difficult to estimate with any precision therefore the Group has considered a number of approaches to create a reasonable estimate of this additional downside risk.
An adjustment of £400 million (31 December 2020: £400 million) has been made to increase the Group’s ECL allowances to reflect the increased downside risk and the potential for the severity of losses to stretch beyond the Group’s severe scenario. One approach used to quantify this amount is to apply a 15 per cent re-weighting from the stated upside to the stated severe downside scenario, a larger re-weight than at 31 December 2020 given that the current severe scenario reflects the improved conditioning assumptions of the base case, whereas the downside risk remains constant. Another approach is to apply a 1 percentage point increase in unemployment allied with a 10 per cent lower HPI in 2022, reflecting a broader assessment of a more immediate and therefore greater ECL impact than the gradual increase reflected in the stated univariate sensitivities. Such an increase is proportionate to the level of volatility seen in forecasts every six months as the pandemic has unfolded.
As the adjustment has been calculated centrally it has not been allocated to specific portfolios. It has therefore been allocated against Stage 1 assets given that the downside risks are largely considered to relate to non-defaulted exposures, the majority of which are in Stage 1. Detailed portfolio level disclosures continue to reflect the Group’s economic assumptions at the Group’s stated weightings. An indicative allocation to allow users to understand where the Group believes that the additional losses could arise is as follows: UK mortgages: c.£200 million, Credit cards and Other Retail: c.£100 million, Commercial Banking c.£100 million. The Group continues to monitor and assess the likelihood and consequences of its current conditioning assumptions.
Other judgements
UK mortgages: £478 million (2020: £510 million)
These adjustments principally comprise:
Adjustment to modelled forecast parameters: £65 million (2020: £193 million)
Adjustments to the estimated defaults used within the ECL calculation for UK mortgages were introduced in 2020 following the adoption of new default forecast models. Work has progressed through the year to embed the new model, including updates to model design choices through the implementation of formal model changes or through in-model adjustments, which are considered judgemental pending final evaluation and model governance. These remaining in-model adjustments now target a combination of specific enhancements which will continue to be progressed through to model changes. The reduction in the adjustment is also partly due to the improved economic outlook which reduces the impact of adopting the new forecast model.
End-of-term interest-only: £174 million (2020: £179 million)
The current definition of default used in the UK mortgages impairment model excludes past term interest-only accounts that continue to make interest payments but have missed their capital payment upon maturity of the loan. This adjustment therefore mitigates the risk that the model understates the credit losses associated with interest-only accounts which have missed, or will potentially miss, their final capital payment. For those accounts that have reached end of term this adjustment manually overwrites PDs to 70 per cent or 100 per cent, thereby moving them into Stage 2, or Stage 3, depending on whether they are considered performing or non-performing respectively. For interest-only accounts with six years or less to maturity an appropriate incremental PD uplift is made to PDs based on the probability of missing a future capital payment, assessed through segmentation of behaviour score, debt-to-value and worst ever arrears status.
Long-term defaults: £87 million (2020: £87 million)
The Group suspended mortgage litigation activity between late 2014 and mid 2018 as changes were implemented to the treatment of amounts in arrears, interrupting the natural flow of accounts to possession. An adjustment is made to ensure adequate provision coverage considering the resulting build-up of accounts in long-term default. Coverage is uplifted to the equivalent levels of those accounts already in repossession on an estimated shortfall of balances expected to flow to possession. A further adjustment is made to mitigate for the risk that credit model provision understates the probability of possession for accounts which have been in default for more than 24 months, with an arrears balance increase in the last 6 months. These accounts have their probability of possession set to 95 per cent based on observed historical losses incurred on accounts that were of an equivalent status.
Adjustment for specific segments: £54 million (2020: £20 million)
The Group monitors risks across specific segments of its portfolios which may not be fully captured through wider collective models. Along with continued judgmental increases to probability of default on forborne accounts, £18 million (2020: £20 million), the Group has taken an additional £36 million judgement for fire safety and cladding uncertainty. This captures risks within the assessment of affordability and asset valuations, not captured by underlying models. Though experience remains limited the risk is now considered sufficiently material to address through judgement, given that more cases have been assessed as having defective cladding, or other fire safety issues, together with emerging evidence of higher arrears and weaker sales values relative to the wider portfolio.
Inflation and interest rate risk: £52 million (2020: £nil)
The Group’s approach to MES modelling incorporates a range of interest rate scenarios, however it is recognised that given current inflationary pressures the risk of a very rapid increase in interest rates may not be fully captured in the range of economic assumptions used to assess credit losses. Therefore an additional management judgement for the mortgage portfolio, for which default rates are most sensitive to interest rates, has been taken to reflect this heightened risk. The quantification of this risk adopts an alternative severe downside scenario which leverages the Group’s internal stress testing exercise. The increase in ECL therefore reflects the incremental losses from adopting a severe downside scenario with interest rates increasing to 4 per cent, with peak unemployment and house price falls broadly consistent with the Group’s stated severe downside scenario. The Group will continue to reassess inflationary risks and whether this additional judgement is required.
Credit cards: £(9) million (2020: £(56) million) and Other Retail: £50 million (2020: £43 million)
These adjustments principally comprise:
Lifetime extension on revolving products: Credit cards: £41 million (2020: £71 million) and Other Retail: £5 million (2020: £10 million)
Unsecured revolving products use a model lifetime definition of three years based on historic data which shows that substantially all accounts resolve in this time. An adjustment is made to extend the lifetime used for Stage 2 exposures to six years by increasing default probabilities through the extrapolation of the default trajectory observed throughout the three years and beyond. The resulting additional ECL allowance is added to Stage 2 accounts proportionate to the modelled three-year PD. The decrease in this judgement during 2021 is primarily due to the Group's improved economic outlook, meaning that the model view of lifetime three year losses is lower and therefore this extrapolation to six years is proportionally lower.
Credit card loss given default alignment (LGD): £(37) million (2020: £(55) million)
The MBNA impairment model was developed using historical MBNA data. Following the acquisition of the business and the subsequent migration of this portfolio to Lloyds Banking Group's collections strategies, an adjustment is required to reflect the recent improvement in cure rates now evident as collections strategies harmonise, which are not captured by the original MBNA model development data. The reduction in the judgement reflects a lower level of anticipated defaults, now expected from an improved economic outlook, against which the LGD adjustments would be applied.
Defined benefit pension scheme obligations

Key judgement:	Determination of an appropriate yield curve
Key estimates:	Discount rate applied to future cash flows
Expected lifetime of the schemes' members
Expected rate of future inflationary increases
The net asset recognised in the balance sheet at 31 December 2021 in respect of the Group’s defined benefit pension scheme obligations was £4,404 million comprising an asset of £4,531 million and a liability of £127 million (2020: a net asset of £1,578 million comprising an asset of £1,714 million and a liability of £136 million); and for the Bank was £2,384 million (comprising an asset of £2,420 million and a liability of £36 million) (2020: a net asset of £727 million comprising an asset of £765 million and a liability of £38 million). The Group’s accounting policy for its defined benefit pension scheme obligations is set out in note 2(K).
The accounting valuation of the Group’s defined benefit pension schemes’ liabilities requires management to make a number of assumptions. The key areas of estimation uncertainty are the discount rate applied to future cash flows, the expected lifetime of the schemes’ members and the expected rate of future inflationary increases.
The discount rate is required to be set with reference to market yields at the end of the reporting period on high quality corporate bonds in the currency of and with a term consistent with the defined benefit pension schemes’ obligations. The average duration of the schemes’ obligations is approximately 17 years. The market for bonds with a similar duration is limited and, as a result, significant management judgement is required to determine an appropriate yield curve on which to base the discount rate. Assuming that there is no change in other assumptions or in the value of the schemes' assets, the effect on the net accounting surplus at 31 December 2021 of a decrease of 10 basis points in the discount rate would be a reduction of £795 million (2020: £890 million). To the extent that changes in the discount rate arise from changes in gilt yields, rather than credit spreads, the impact is largely mitigated by the schemes' asset-liability matching strategies.
The cost of the benefits payable by the schemes will also depend upon the life expectancy of the members. The mortality assumptions used by the Group are based on standard industry tables for both current mortality rates and the rate of future mortality improvement, adjusted in line with the actual experience of the Group's schemes. Assuming that there is no change in other assumptions or in the value of the schemes' assets, the effect on the net accounting surplus at 31 December 2021 of an increase of one year in the average life of scheme members would be a reduction of £1,934 million (2020: £2,146 million). The Group has in place a longevity swap, as described in note 27, to partially mitigate mortality risk.
The majority of the Group’s plans provide benefits linked to inflation both in deferment and in payment and the Group sets its inflation assumption with reference to an implied inflation curve. Assuming that there is no change in other assumptions or in the value of the schemes’ assets, the effect on the net accounting surplus at 31 December 2021 of an increase of 10 basis points in the expected rate of inflation would be a decrease of £481 million (2020: £531 million). This impact would be offset by gains recognised on the pension schemes’ holding of index linked gilts and inflation linked swaps.
Further sensitivities and the balance sheet impact of changes in the principal actuarial assumptions are provided in part (v) of note 27.
Uncertain tax positions

Key judgement:	Interpreting tax rules on the Group’s open tax matters
The Lloyds Banking Group has an open matter in relation to a claim for group relief of losses incurred in its former Irish banking subsidiary, which ceased trading on 31 December 2010. In 2013, HMRC informed the Lloyds Banking Group that its interpretation of the UK rules means that the group relief is not available. In 2020, HMRC concluded their enquiry into the matter and issued a closure notice. The Lloyds Banking Group's interpretation of the UK rules has not changed and hence it has appealed to the First Tier Tax Tribunal, with a hearing expected in 2022. If the final determination of the matter by the judicial process is that HMRC’s position is correct, management estimate that this would result in an increase in current tax liabilities of approximately £730 million (including interest) and a reduction in deferred tax assets of approximately £330 million. The Lloyds Banking Group, having taken appropriate advice, does not consider that this is a case where additional tax will ultimately fall due.
The Group makes other estimates in relation to tax which do not require significant judgements, see further discussion in note 28.
Regulatory and legal provisions

Key judgements:	Determining the scope of reviews required by regulators
The impact of legal decisions that may be relevant to claims received
Determining whether a reliable estimate is available for obligations arising from past events
Key estimates:	The number of future complaints
The proportion of complaints that will be upheld
The average cost of redress
At 31 December 2021, the Group carried provisions of £1,054 million (2020: £520 million) and the Bank £146 million (2020: £140 million) against the cost of making redress payments to customers and the related administration costs in connection with historical regulatory breaches.
Determining the amount of the provisions, which represent management’s best estimate of the cost of settling these issues, requires the exercise of significant judgement and estimation. It will often be necessary to form a view on matters which are inherently uncertain, such as the scope of reviews required by regulators, and to estimate the number of future complaints, the extent to which they will be upheld, the average cost of redress and the impact of decisions reached by legal and other review processes that may be relevant to claims received. Consequently the continued appropriateness of the underlying assumptions is reviewed on a regular basis against actual experience and other relevant evidence and adjustments made to the provisions where appropriate.
Management has applied significant judgement in determining the provision required for HBOS Reading; further details are provided in note 29.
Fair value of financial instruments

Key estimate:	Interest rate spreads, earnings multiples and interest rate volatility
At 31 December 2021, the carrying value of the Group’s financial instrument assets held at fair value was £35,095 million (2020: £37,275 million), and its financial instrument liabilities held at fair value was £11,180 million (2020: £15,059 million). The carrying value of the Bank’s financial instrument assets held at fair value was £36,956 million (2020: £38,966 million) and financial instrument liabilities held at fair value was £15,923 million (2020: £18,979 million).
The Group’s valuation control framework and a description of level 1, 2 and 3 financial assets and liabilities is set out in note 41(2). The valuation techniques for level 3 financial instruments involve management judgement and estimates, the extent of which depends on the complexity of the instrument and the availability of market observable information. In addition, in line with market practice, the Group applies credit, debit and funding valuation adjustments in determining the fair value of its uncollateralised derivative positions. A description of these adjustments is set out in note 41.
Capitalised software enhancements

Key judgement:	Assessing future trading conditions that could affect the Group’s business operations
Key estimate:	Estimated useful life of internally generated capitalised software
At 31 December 2021, the carrying value of the Group’s capitalised software enhancements was £3,383 million (2020: £3,281 million).
In determining the estimated useful life of capitalised software enhancements, management consider the product's lifecycle and the Group's technology strategy; assets are reviewed annually to assess whether there is any indication of impairment and to confirm that the remaining estimated useful life is still appropriate. For the year ended 31 December 2021, the amortisation charge was £884 million, including a software write-off as the Group invests in new technology and systems infrastructure, and at 31 December 2021, the weighted-average remaining estimated useful life of the Group’s capitalised software enhancements was 4.7 years (2020: 4.9 years). If the Group reduced by one year the estimated useful life of those assets with a remaining estimated useful life of more than two years at 31 December 2021, the 2022 amortisation charge would be approximately £200 million higher.